Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Cumberland Pharmaceuticals Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, A.J. Kazimi, Chief Executive Officer, and Michael P. Bonner, Senior Director and Chief Financial Officer, of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), that, based on my knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ A.J. Kazimi
A.J. Kazimi
Chief Executive Officer
March 11, 2019

/s/ Michael P. Bonner
Michael P. Bonner
Senior Director and Chief Financial Officer
March 11, 2019